UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2013

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36099

Maryland	461315605
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

301 Harper Drive, Suite 110

Moorestown, NJ 08057

(Address of principal executive offices, including zip code)

877.870.7005

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in the registration statement on Form S-11 (Registration No. 333-188214) filed by Cherry Hill Mortgage Investment Corporation (“Cherry Hill”) in connection with its recently completed initial public offering (the “Registration Statement”), on October 9, 2013, Cherry Hill entered into the Strategic Alliance Agreement with and Freedom Mortgage Corporation (“Freedom Mortgage”), an affiliate of Cherry Hill’s manager, to benefit from having a consistent and predictable source of real estate assets from Freedom Mortgage.

As previously disclosed in the Registration Statement, on October 9, 2013, Cherry Hill also entered into the Flow and Bulk Excess MSR Acquisition Agreement with Freedom Mortgage, pursuant to which Freedom Mortgage agrees to offer to Cherry Hill, and Cherry Hill, at its option, may agree to acquire, interests in excess mortgage servicing rights on single family, residential mortgage loans that Freedom originates or acquires in bulk from third parties.

As previously disclosed in the Registration Statement, on October 9, 2013, Cherry Hill also entered into the Pool 1 Excess MSR Acquisition and Recapture Agreement (“Pool 1 Agreement”) with Freedom Mortgage, to acquire excess mortgage servicing rights (“Excess MSRs”). Under the Pool 1 Agreement, Cherry Hill committed to invest approximately $60.6 million to acquire a 85% participation interest in the Excess MSRs related to a pool of predominantly fixed rate, Ginnie Mae-eligible FHA and VA mortgage loans originated by Freedom Mortgage.

As previously disclosed in the Registration Statement, on October 9, 2013, Cherry Hill also entered into the Pool 2 Excess MSR Acquisition and Recapture Agreement (“Pool 2 Agreement”) with Freedom Mortgage, to acquire Excess MSRs. Under the Pool 2 Agreement, Cherry Hill committed to invest approximately $38.4 million to acquire a 50% participation interest in the Excess MSRs related to a pool of Ginnie Mae-eligible VA hybrid ARMs originated by a third party seller.

The material terms of the foregoing agreements have been described in the Registration Statement. Each of the foregoing agreements is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Strategic Alliance Agreement, dated October 9, 2013, by and between Cherry Hill Mortgage Investment Corporation and Freedom Mortgage Corporation.

10.2	Flow and Bulk Excess MSR Acquisition Agreement, dated October 9, 2013, by and between Cherry Hill Mortgage Investment Corporation and Freedom Mortgage Corporation.

10.3	Pool 1 Excess MSR Acquisition and Recapture Agreement, dated October 9, 2013, by and between Cherry Hill Mortgage Investment Corporation and Freedom Mortgage Corporation.

10.4	Pool 2 Excess MSR Acquisition and Recapture Agreement, dated October 9, 2013, by and between Cherry Hill Mortgage Investment Corporation and Freedom Mortgage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

Date: October 15, 2013	By:	/s/ Martin Levine
Martin Levine
Chief Financial Officer